Exhibit 99.1

Dear Shareholders,

Our mission is to power a new era of electric transportation on land and in air with Li-Metal batteries. That new era became a lot more visible in the past few weeks as we reached two milestones that we believe no Li-Metal battery manufacturer has ever reached before. We’re excited to talk about those achievements in more detail as we believe these milestones reinforce our lead in the race to commercialize our Li-Metal technology for both EV and

UAM applications.

We have talked about four pillars to the business that support our mission,

and we have made significant advancements in each one this year. Let’s talk about our core focus first - EV.

1. EV

We have an extremely differentiated high-density battery technology platform that has been validated by JDA partners such as Hyundai, Honda,

and GM. The announcement last week of our partnership with Hyundai entering the next phase further validates our technology and capability to scale manufacturing to rapidly meet increased demand.

This agreement represents two global firsts for SES AI and

our industry. It is the first time a Li-Metal battery

manufacturer is building a line within an automotive OEM’s

facility, and it makes us the only Li-Metal battery company

to have two B-sample development JDAs underway.

In the past few months, we have all seen coverage concerning the US OEMs scaling back their EV ambitions. However, Hyundai, already the second largest EV manufacturer in the United States, is focusing on becoming a top

3 global EV maker by 2030. They recently announced a $50-plus billion investment to increase their EV lineup to 31 models and additional personnel for research and development of new EVs and batteries. Honda announced last week that they are making a $15 billion investment in EV plants in

Canada, reinforcing their commitment to very ambitious goals over the next decade.

We can’t understate the significance of moving into our next phase of the joint development contract and the confidence Hyundai have placed in SES

AI’s technology and capabilities.

While Hyundai will fund the development of the dedicated B-sample facility in their Electrification Research Center in Ui-Wang, South Korea,

SES AI will be investing to build and operate one of the largest capacity

Li-Metal lines in the world within this new facility.

We expect this line to be ready in early fourth quarter of this year with our

Avatar AI infrastructure ready several months thereafter. The increased production allows for more training of our Avatar AI in addition to more testing.

The testing we will be conducting will be on the performance life cycle, and testing the cells to the extreme to understand where they fail. This process is similar to our other B-sample agreement but with less engineering features required.

Operating this B-sample line in Hyundai’s Ui-Wang facility will be good practice for what we plan to do with C-samples and beyond – especially with the joint ventures we’ve mentioned in the past that we believe can help us support the larger scale needed for start of production.

Building large automotive Li-Metal cells

2. UAM

While EV is the core focus, we are very committed to urban air mobility, or

UAM, as an exciting application for our lithium metal batteries. It’s the second pillar to our mission. UAM is an adjacent growth opportunity that requires little additional development beyond what we are already doing for

EVs and we believe is a perfect fit for Li-Metal.

By little additional development, we mean that

the B-sample cells we have delivered for EV are

nearly equivalent to commercial production for

UAM. With two B-sample agreements going, we

can transfer those learnings to UAM.

UAM operates on a fleet model where revenue/passenger/mile is the primary metric and weight is a primary concern. Li-Metal’s energy density means that aircraft can carry twice the number of passengers or double the amount of cargo or double the number of miles. This step-change greatly improves UAM operators’ profitability. As a first mover in the space, it also means we have an opportunity to make this market.

We’re already seeing strong demand from OEMs and have a growing number of cell sampling and supply agreements with the top five OEMs. I would also note that our partner, Hyundai, has been very aggressive and has demonstrated commitment to UAM. We have already started work on converting our EV A-sample line in Korea to a UAM-dedicated line, which we expect to complete in September.

Building Li-Metal battery pack for UAM

3. AI

To ensure practical safety across all our product lines, especially as we prepare for C-Sample and commercial deployment, we have significantly expanded the use of Avatar AI to monitor battery health and predict incidents.

Our Li-Metal large cell Avatar AI prediction accuracy increased from just 60%

in 2022 to 92% last year. Our target is 95% accuracy by year end.

Ultimately, we aim to achieve a near 100% safety guarantee for EV and UAM and pioneer the foundation for using AI for future road map electrolyte development.

With Avatar AI, we are building more than

just a battery company, but the beginning

of a superintelligent AI for electric

transportation.

Our new Electrolyte Foundry is now fully operational, and we can test new ideas generated by both human and AI much faster. We are curating several large molecular databases and systematically screening them using both classical physics simulation and machine learning. The goal is to map the relevant small molecular universe. We are very excited to collaborate with several leading research groups on both computation power and machine learning tools.

AI for Science is the future of material discovery. SES AI integrates the world’s leading machine learning scientists, battery domain experts, and advanced chemical synthesis and cell testing facility. This gives us an ability to innovate and improve our products for EV and UAM, at a pace that is unprecedented in the industry.

Data collection during cell manufacturing

4. Sustainability

Lastly, we are integrating sustainability into our operations and innovation to enable supply chain efficiencies to accelerate production timelines and reduce costs. We recently announced that we will fund a new research initiative at Worcester Polytechnic Institute (WPI) to develop state-of-the-art recycling technology for lithium metal. To date, recycling for lithium-ion batteries exists at an early stage but recycling technology for Li-Metal batteries has not yet been developed. Recycling Li-Metal batteries can be critical in the reduction of the shortage of raw materials and environmental problems. Another initiative we are pursuing is working on dry electrodes that can reduce chemical solvent evaporation. We expect to announce a collaboration partner on this effort in the not-to-distant future.

In a real-time example of integrating environmental efforts into our business,

we recently announced SES Cares. This initiative partners with organizations monitoring forest fires and marine animal protection to power advanced drones with our Li-Metal A- and B-sample cells to collect field data to train Avatar AI. We will have more details on this initiative and our much broader sustainability strategy when we post our first sustainability report at the end of May.

Lithium foil used in our Li-Metal cells

2024 Goals

We noted last quarter that 2024 will be a key year in the commercialization of Li-Metal batteries, and we are very pleased with the execution on our 2024 goals. We have become the worlds’ first Li-Metal battery manufacturer to have two B-samples underway and we expect to become the first to build a line within an OEM’s facility.

With Avatar AI, we expect to have the highest number of cells being produced this year than ever before with a higher number of associated quality checks. The increase in data helps improve Avatar AI’s accuracy. As we look to accelerate future electrolyte discoveries, we are also training and developing new AI models and testing new ideas generated by these models in our secret Electrolyte Foundry.

Financial Highlights and Outlook

GAAP operating expenses for the first quarter were $21.3M. Cash used in operations was $9.0M and capital expenditures were $6.8M. We ended the first quarter with $319M in liquidity and continue to believe our strong balance sheet will support us as we remain on track to achieve our commercialization milestones.

We remain our full-year 2024 guidance for cash usage from operations to be between $90M and $100M and for capital expenditures to be between

$20M and $30M.

As we continue to achieve the milestones we laid out, deepen our longstanding partnership with our OEM partners, and accelerate the speed of future electrolyte discovery, we are very focused on capital efficiency. Our priorities for 2024 are to attract top talents to support our strategic goals,

build production capacities to deliver Li-Metal cells to our EV and UAM partners, and advance the use of AI for battery performance prediction as well as electrolyte material discovery as we stay at the forefront of battery material science innovation.

Qichao Hu

Founder, CEO and Chairman

Jing Nealis

Chief Financial Officer

SES AI Corporation

Condensed Consolidated Balance Sheets

(Unaudited)

(in thousands, except share and per share amounts)	March 31, 2024	December 31, 2023
Assets
Current Assets
Cash and cash equivalents	$129,609	$85,671
Short-term investments	189,147	246,775
Receivable from related party	1,217	3,911
Inventories	425	558
Prepaid expenses and other assets	6,714	11,712
Total current assets	327,112	348,627
Property and equipment, net	40,122	37,959
Intangible assets, net	1,313	1,345
Right-of-use assets, net	11,697	13,099
Deferred tax assets	1,057	1,057
Other assets, non-current	4,583	4,723
Total assets	$385,884	$406,810
Liabilities and Stockholders’ Equity
Current Liabilities
Accounts payable	$2,762	$4,830
Operating lease liabilities	2,436	2,404
Accrued expenses and other liabilities	8,745	13,121
Total current liabilities	13,943	20,355
Sponsor Earn-Out liabilities	3,291	4,166
Operating lease liabilities, non-current	9,687	11,316
Unearned government grant	8,913	9,270
Other liabilities, non-current	2,661	2,753
Total liabilities	38,495	47,860

Stockholders’ Equity
Preferred stock, $0.0001 par value; 20,000,000 shares authorized, none issued and outstanding as of March 31, 2024 and December 31, 2023, respectively	—	—
Common stock: Class A shares, $0.0001 par value, 2,100,000,000 shares authorized; 309,736,367 and 310,266,922 shares issued and outstanding as of March 31, 2024 and December 31, 2023, respectively; Class B shares, $0.0001 par value, 200,000,000 shares authorized; 43,881,251 shares issued and outstanding as of March 31, 2024 and December 31, 2023, respectively	35	35
Additional paid-in capital	563,966	559,214
Accumulated deficit	(214,243)	(198,686)
Accumulated other comprehensive loss	(2,369)	(1,613)
Total stockholders' equity	347,389	358,950
Total liabilities and stockholders' equity	$385,884	$406,810

SES AI Corporation

Condensed Consolidated Statements of Operations and Comprehensive Loss

(Unaudited)

	Three Months Ended March 31,
(in thousands, except share and per share amounts)	2024	2023
Operating expenses:
Research and development	$11,765	$8,489
General and administrative	9,506	13,123
Total operating expenses	21,271	21,612
Loss from operations	(21,271)	(21,612)
Other income:
Interest income	4,162	4,140
Gain on change in fair value of Sponsor Earn-Out liabilities	875	569
Miscellaneous income (expense), net	874	820
Total other income, net	5,911	5,529
Loss before income taxes	(15,360)	(16,083)
Provision for income taxes	(197)	(143)
Net loss	(15,557)	(16,226)
Other comprehensive (loss) income, net of tax:
Foreign currency translation adjustment	(457)	72
Unrealized (loss) gain on short-term investments	(299)	467
Total other comprehensive (loss) income, net of tax	(756)	539
Total comprehensive loss	$(16,313)	$(15,687)

Net loss per share attributable to common stockholders:
Basic and diluted	$(0.05)	$(0.05)

Weighted-average shares outstanding:
Basic and diluted	318,790,719	313,422,442

SES AI Corporation

Condensed Consolidated Statements of Cash Flows

(Unaudited)

	Three Months Ended March 31,
(in thousands)	2024	2023
Cash Flows From Operating Activities
Net loss	$(15,557)	$(16,226)
Adjustments to reconcile net loss to net cash used in operating activities:
Gain from change in fair value of Sponsor Earn-Out liabilities	(875)	(569)
Stock-based compensation	4,784	6,462
Depreciation and amortization	1,721	1,060
Accretion income from available-for-sale short-term investments	(1,889)	(2,946)
Other	(894)	(683)
Changes in operating assets and liabilities:
Receivable from related party	2,694	(422)
Inventories	121	(120)
Prepaid expenses and other assets	4,993	(2,553)
Right-of-use assets	1,280	(276)
Accounts payable	(249)	(15)
Accrued expenses and other liabilities	(3,637)	941
Operating lease liabilities	(1,471)	(46)
Net cash used in operating activities	(8,979)	(15,393)
Cash Flows From Investing Activities
Purchases of property and equipment	(6,758)	(5,974)
Purchase of short-term investments	—	(97,119)
Proceeds from the maturities of short-term investments	60,000	60,000
Net cash provided by (used in) investing activities	53,242	(43,093)
Cash Flows From Financing Activities
Proceeds from stock option exercises	18	13
Net cash provided by financing activities	18	13
Effect of exchange rates on cash	(369)	(198)
Net increase (decrease) in cash, cash equivalents and restricted cash	43,912	(58,671)
Cash, cash equivalents and restricted cash at beginning of period	86,966	107,936
Cash, cash equivalents and restricted cash at end of period	$130,878	$49,265

Supplemental Cash and Non-Cash Information:
Income taxes paid	$3	$47
Accounts payable and accrued expenses related to purchases of property and equipment	$3,535	$1,034
Operating lease liabilities arising from obtaining right-of-use assets	$—	$776

Forward-Looking Statements

This letter contains statements that SES AI believes are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, without limitation, statements relating to expectations for future financial performance, business strategies or expectations for our business. These statements are based on the beliefs and assumptions of the management of SES AI. Although SES AI believes that its plans, intentions and expectations reflected in or suggested by these forward-looking statements are reasonable, it cannot provide assurance that it will achieve or realize these plans, intentions or expectations. These statements constitute projections, forecasts and forward-looking statements, and are not guarantees of performance. Such statements can be identified by the fact that they do not relate strictly to historical or current facts. When used in this press release, words such as “anticipate”, “believe”, “can”, “continue”, “could”, “estimate”, “expect”, “forecast”, “intend”, “may”, “might”, “plan”, “possible”, “potential”, “predict”, “project”, “seek”, “should”, “strive”, “target”, “will”, “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking.

You should not place undue reliance on these forward-looking statements. Should one or more of a number of known and unknown risks and uncertainties materialize, or should any of SES AI’s assumptions prove incorrect, our actual results or performance may be materially different from those expressed or implied by these forward-looking statements. Some factors that could cause actual results to differ include, but are not limited to the following risks: risks related to the development and commercialization of SES AI’s battery technology and the timing and achievement of expected business milestones; risks relating to the uncertainty of achieving and maintaining profitability; risks relating to the uncertainty of meeting future capital requirements; the ability of SES to integrate its products into electric vehicles (“EVs”) and Urban Air Mobility (“UAM") and other applications; the risk that delays in the pre-manufacturing development of SES AI’s battery cells could adversely affect SES AI’s business and prospects; risks relating to the development of the UAM market and demand for batteries from the UAM industry; potential supply chain difficulties; the ability of SES AI to engage target original equipment manufacturers (“OEMs”) customers successfully and integrate SES AI’s products into EVs manufactured by OEM customers; the ability to obtain raw materials, components or equipment through new or existing supply relationships; risks resulting from SES AI’s joint development agreements and other strategic alliances and investments; product liability and other potential litigation, regulation and legal compliance; SES AI’s ability to attract, train and retain highly skilled employees and key personnel; developments in alternative technology or other fossil fuel alternatives; risks related to SES AI’s intellectual property; business, regulatory, political, operational, financial and economic risks related to SES AI’s business operations outside the United States; SES AI has identified material weaknesses in its internal control over financial reporting and may identify material weaknesses in the future or otherwise fail to develop or maintain an effective system of internal controls; the volatility of SES AI’s common stock and value of SES AI’s public warrants; and the other risks described in “Part I, Item 1A. Risk Factors” in our annual report on Form 10-K for the fiscal year ended December 31, 2023 filed with the Securities and Exchange Commission (“SEC”) on February 27, 2024 and other documents filed from time to time with the SEC. There may be additional risks that SES AI presently knows and/or believes are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect SES AI’s expectations, plans or forecasts of future events and views only as of the date of this press release. SES AI anticipates that subsequent events and developments will cause its assessments to change. However, while SES AI may elect to update these forward-looking statements at some point in the future, SES AI specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing SES AI’s assessments as of any date subsequent to the date of this letter.